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Exhibit 99.123

OFFICE OF THE UNITED STATES TRUSTEE

IN RE:	)	DEBTOR IN POSSESSION OPERATING REPORT
)
SUPERIOR NATIONAL INSURANCE GROUP	)	REPORT NUMBER 18 Page 1 of 3
	)	FOR THE PERIOD FROM: 01-Sep-01
DEBTOR	)	TO: 30-Sep-01
)
CHAPTER 11 CASE NO. SV00-14099-GM	)
1. Profit and Loss Statement		Please see Attached Schedule A
A. Related to Business Operations:
Gross Sales

Less Sales Returns and Discounts

Net Sales

Less: Cost of Goods Sold
Beginning Inventory at Cost

Add: Purchases

Less: Ending Inventory at Cost

Cost of Goods Sold

Gross Profit

Other Operating Revenue (Specify)

Less: Operating Expenses
Officer Compensation

Salaries & Wages — Other Employees

Total Salaries & Wages

Employee Benefits

Payroll Taxes

Real Estate Taxes

Federal and State Income Taxes

Total Taxes

Rent and Lease Exp. (Real and Personal Property)

Interest Expense (Mortgage, Loan, etc.)

Insurance

Automobile Expense

Utilities (Gas, Electric, Water, Telephone, etc.)

Depreciation and Amortization

Repairs and Maintenance

Advertising

Supplies, Office Expenses, Photocopies, etc.

Bad Debts

Miscellaneous Operating Expenses (Specify)

Total Operating Expenses

Net Gain/(Loss) from Business Operations

B. Not Related to Business Operations

Income:
Interest Income

Other Non-Operating Revenues (Specify)

Gross Proceeds on Sale of Assets

Less: Original Cost of Assets plus Expenses of Sale

Net Gain/(Loss) on Sale of Assets

Total Non-Operating Income

Expenses Not Related to Business Operations:
Legal and Professional Fees

Other Non-Operating Revenues (Specify)

Total Non-Operating Expenses

NET INCOME/(LOSS) FOR PERIOD

Revised April 1989		OPERATING REPORT UST-4

DEBTOR IN POSSESSION OPERATING REPORT NO. 18

2.
Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

		Accounts Payable	Accounts Receivable
Current	Under 30 days	$0	$0
Overdue	31—60 days	$0	$0
Overdue	61—90 days	PLEASE SEE ATTACHED SCHEDULE B
Overdue	91—120 days	$0	$0
Overdue	121 + days	$0	$0
Total		$0	$0
3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE
4.
Tax Liability:

Gross Payroll Expense For Period	$155,615
Gross Sales for Period Subject to Sales Tax	$0
	Date Paid	Amount Paid*	Post Petition Taxes Still Owing
Federal Payroll and Withholding Taxes	9/15/01 & 9/30/01	$46,288	0
State Payroll and Withholding Taxes	9/15/01 & 9/30/01	$11,885	0
State Sales and Use Tax	N/A	$0	N/A
Real Property Taxes	N/A	$0	N/A

    ALL PAYROLL TAXES PAID BY ADP

    *Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.
Insurance Coverage

	Carrier/ Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Worker's Compensation	See Schedule D
Liability	See Schedule E
Fire and Extended Coverage	See Schedule E
Property	See Schedule E
Theft	See Schedule E
Life (Beneficiary: )	See Schedule E
Vehicle	See Schedule E
Other	See Schedule E

DEBTOR IN POSSESSION OPERATING REPORT NO. 18

6.
Questions:

A.
Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

    / /: Yes Explain:

    /x/: No

  B.
  Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

    / /: Yes Explain:

    /x/: No

7.
Statement of Unpaid Professional Fees (Post-Petition Only):

Name of Professional	Type Professional	Post-Petition Unpaid Total
See Schedule F
8.
Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9.
Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period Ending	Quarterly Disbursements for Quarter	Quarterly Fee	Date Paid	Amount Paid	Check No.	Quarterly Fee Still Owing
09/30/2001	$907,100.00	$3,750.00				$3,750.00	Note A

Note A: Third quarter trustee fees subsequently paid in October 2001.

I, Alex Corbett—Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 11/06/2001            Signed: /s/ ALEX CORBETT

SCHEDULE A

SNIG, BIG, SNIA and SNIS
Schedule of Operations
One Month ended September 30, 2001
[Bankruptcy filed April 26, 2000]
[unaudited]

(In thousands)	SNIG	BIG	SNIA		SNIS		Elimination	Consolidated Total
Revenues:
Commission income	$—	$—	$—		$(27)		$—	$(27)
Net investment income	5	2	1		32		—	40

Total Revenues	5	2	1		5		—	13

Expenses:
Interest expense	766	—	—		—		—	766
Bad debt expense	—	—	—	(A)	(1,275	)(B)	—	(1,275)
General and administrative
Other	(300)	(1)	170		805		—	674

Total Expenses	466	(1)	170		(470)		—	165

Income (loss) before income taxes and preferred securities dividends and accretion	(461)	3	(169)		475		—	(152)
Income tax (benefit) expense	—	—	—		—		—	—

Income (loss) before preferred securities dividends and accretion	(461)	3	(169)		475		—	(152)
Preferred securities dividends and accretion	(1,143)	—	—		—		—	(1,143)
Expenses not related to business operations:
Legal and Professional Fees	(285)	—	—		—		—	(285)
Other non-operating expenses	—	—	—		—		—	—

	(1,889)	3	(169)		475		—	(1,580)
Equity in net income (loss) from subsidiaries	313	310	—		—		(619)	4

Net (Loss) Income	$(1,576)	$313	$(169)		$475		$(619)	$(1,576)

(A)
Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

(B)
Amount reflects current period adjustment to bad debt reserve for bad debt expense recorded in prior period.

SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Receivable
As of September 30, 2001

Superior National Insurance Group

	Non-Intercompany Accounts			Intercompany Accounts
	Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current Under 30 days	621,440	—		—	207,586
Overdue 31—60 days	10,658	—		—	36,560
Overdue 61—90 days	524,224	—		—	132,828
Overdue 91—120 days	55,227	—		—	69,804
Overdue 121 + days	585,521	144,553		5,237,080	1,391,878	(D)
Total	$1,797,070	$144,553	[A]	$5,237,080	$1,838,658

Business Insurance Group

	Non-Intercompany Accounts		Intercompany Accounts
	Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current Under 30 days	—	—	—	—
Overdue 31—60 days	—	—	—	—
Overdue 61—90 days	—	—	—	—
Overdue 91—120 days	—	—	—	—
Overdue 121 + days	—	601,265	22,000	20,200,934	(D)
Total	$—	$601,265	$22,000	$20,200,934

Superior National Insurance Services

	Non-Intercompany Accounts		Intercompany Accounts
	Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current Under 30 days	236,005	(0)	87,657	885
Overdue 31—60 days	0	(0)	0	885
Overdue 61—90 days	(0)	0	0	2,811
Overdue 91—120 days	(0)	(0)	0	885
Overdue 121 + days	36,455	21,408,050	(0)	738,373
Total	$272,460	$21,408,050 [B]	$87,657	$743,840

Superior National Insurance Administrators

	Non-Intercompany Accounts			Intercompany Accounts
	Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current Under 30 days	88,521	—		120,815	—
Overdue 31—60 days	—	—		37,446	—
Overdue 61—90 days	—	—		135,639	—
Overdue 91—120 days	(0)	—		70,690	—
Overdue 121 + days	—	7,175,421		1,780,188	98,383
Total	$88,521	$7,175,421	[C]	$2,144,778	$98,383

Consolidated

	Non-Intercompany Accounts		Intercompany Accounts
	Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current Under 30 days	945,966	(0)	208,472	208,472
Overdue 31—60 days	10,658	(0)	37,446	37,446
Overdue 61—90 days	524,224	0	135,640	135,640
Overdue 91—120 days	55,227	(0)	70,690	70,690
Overdue 121 + days	621,976	29,329,289	7,039,268	22,429,568
Total	$2,158,051	$29,329,289	$7,491,515	$22,881,815
[A]
Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B]
Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, in which the Debtor continues to assert rights of offset and other methods to effectuate collection. Also, reflects prior period adjustment recorded in September 2001.

[C]
Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, in which the Debtor continues to assert rights of offset and other methods to effectuate collection. Also, reflects prior period adjustment recorded in September 2001.

[D]
Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
SEPTEMBER 30, 2001

SNIG

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

BIG

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIA

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SCHEDULE D

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession
Insurance Coverage
As of September 30, 2001

State	Carrier	Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Arizona	Liberty Mutual Group	Di Buduo & De Fendis	Statutory	12-Jul-02	12-Jul-02
California	State Compensation Insurance Fund	Hogan Insurance	Statutory	01-Jun-02	01-Oct-01
Colorado	Pinnacol Assurance	Di Buduo & De Fendis	Statutory	01-Jun-02	01-Jun-02
Illinois	Liberty Mutual Group	Di Buduo & De Fendis	Statutory	12-Jul-02	12-Jul-02
Kansas	Liberty Mutual Group	Di Buduo & De Fendis	Statutory	11-Aug-02	11-Aug-02
Missouri	Travelers Property & Casualty	Di Buduo & De Fendis	Statutory	02-Jun-02	02-Jun-02
New Jersey	Granite State Insurance Company	Di Buduo & De Fendis	Statutory	02-Jun-02	02-Jun-02
New York	The State Insurance Fund (N.Y.)	Hogan Insurance	Statutory	01-Jun-02	01-Jun-02
Oklahoma	First American Insurance Company	IRAA (MGA)	Statutory	15-Nov-02	15-Nov-02
Pennsylvania	State Workmens' Insurance Fund	Di Buduo & De Fendis	Statutory	03-Jun-02	03-Jun-02
Texas	Texas Mutual	Hogan Insurance	Statutory	15-Nov-02	15-Nov-02
Virginia	Liberty Mutual Group	Di Buduo & De Fendis	Statutory	11-Aug-02	11-Aug-02

Note 1: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

Note 2: A Virginia employee was added to the Kansas policy

Note 3: The AZ, ILL policy was renewed and the AR & GA states were removed

Schedule E

September 30, 2001

Company	Agent	Type of Insurance	Amount of Coverage	Policy Exp. Date	Premium paid thru date
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Commercial General Liability Package
		General Liability	$1 million per occurrence	11/1/2001	11/1/2001
			$2 million aggregate		Being Renewed
		Advertising Injury	excluded
		Employee Benefit Liability	$1 million per claim $1 million aggregate
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Automobile (non-owned)
		Liability	$1 million	11/1/2001	11/1/2001
		Physical Damage/Comp/Collision	$30,000		Being Renewed
$100 deductible comp/ $250 collision
SNIG, BIG, SNIS, & SNIA	Carpenter Moore	Directors & Officers (run-off)
		Hartford	$5,000,000	5/1/2003	5/1/2003
		Lloyd's of London	$5,000,000 xs $5,000,000
		Gulf Insurance Company	$10,000,000 xs $10,000,000
		Executive Risk Indeminity	$10,000,000 xs $20,000,000
		Philadelphia Indemnity	$10,000,000 xs $30,000,000
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Employment Practice Liability (run off) Extended reporting period	$1 million per loss & in the aggregate	12/10/2001	12/10/2001
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Employment Practice Liability	$1 million per loss & in the aggregate	1/15/2002	1/15/2002
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Fiduciary Liability (run off)	$5 million per loss & in the aggregate	12/10/2001	12/10/2001
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Commercial Umbrella	$10 million per occurrence	11/1/2001	11/1/2001
		Evanston Insurance Company	$10 million aggregate		Being Renewed
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Excess Liability	$10 million per occurrence	11/1/2001	11/1/2001
			$10 million aggregate		Being Renewed
SNIG, BIG, SNIS, & SNIA	DiBudio & DeFendis	Accident Policy (Life/Travel)	$1 million to $3 million	1/15/2002	1/15/2002
		AIG	(depends on rank of officer)
SNIG, BIG, SNIS, & SNIA	Andreini & Co	Accident Policy (Trip/Travel)	$500,000	12/31/2001	12/31/2001
		Hartford	$1.5 million aggregate (single accident)
SNTL CORP & Sub's	Hogan Insurance	Professional Liability — (Binder)	$1 million per occurrence	12/8/2001	12/8/2001
		Indian Harbor Insurance	$1 million aggregate
BIG only	DiBudio & DeFendis	Professional Liability Run Off	$10 million per loss	12/10/2004	12/10/2004
		BIG companies only/acts b/f 12-10-99	& in the aggregate
*$500,000 deductible

SCHEDULE F
September 30, 2001

SNIG, BIG, SNIS, SNIA

Name of Professional	Type Professional	Post-Petition Unpaid Total
Paul, Weiss, Rifkind, Wharton & Garrison	Legal fees	$32,512	Note C & D
Latham & Watkins	Counsel for Official Committee of Unsecured Creditors	$98,886	Note C & F
Steve Eldrige	Tax consulting	$12,637
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special litigation counsel	$709,243	Note C
Tharpe & Howell	Legal fees	$1,161
Mannat Phelps	Legal fees	$32,505	Note F
KPMG Peat Marwick	Audit & consulting fees	$77,746	Note C & D
Christopher Maisel	Facilitator fees	$—	Note A
Riordan & McKinzie	Corporate counsel	$153,023	Note B, C & F
Pachulski, Stang, Ziehl, Young & Jones LLP	General bankruptcy counsel	$109,244	Note C & E
Miller, Herbers, Lehmann & Assoc.	Legal fees	$6,808	Note C

Note A — Fees & expenses from 3/1/01 to 9/30/01 are unknown.

Note B — SNIG has a retainer with Riordan & McKinzie. Retainer balance as of 8/31/01 is $764,474.21.

Note C — Amount includes 20% hold back on professional fees sanctioned by the Bankruptcy Court.

Note D — Amount represents fees & expenses through July 31, 2001.

Note E — Amount represents fees & expenses through May 31, 2001.

Note F — Amount represents fees & expenses through August 31, 2001.

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SNIG, BIG, SNIA and SNIS Schedule of Operations One Month ended September 30, 2001 [Bankruptcy filed April 26, 2000] [unaudited]